SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 1, 2000
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-6368                  38-1612444
           (Commission File Number) (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
---------------------

     The Ford Motor Company ("Ford") news release dated December 1, 2000 concerning U.S. retail sales of Ford vehicles in November 2000, filed as Exhibit
99.1 to this report, is incorporated by reference herein. Ford's North American Production and Overseas Sales schedule dated December 1, 2000, filed as Exhibit
99.2 to this report, is incorporated by reference herein.

     As shown in the schedule filed as Exhibit 99.2 to this report, Ford's total North American production and imports planned for the fourth quarter of 2000 has been reduced by 45,000 units from the amounts shown in the November 1, 2000 issue of the schedule. Of the 45,000 unit reduction, 38,000 represents lower production in North America and 7,000 represents fewer imports of Volvo, Jaguar, Land Rover and Fiesta models into North America. The North American production cuts are about evenly split between car and truck models.

     In addition, Ford's planned fourth quarter 2000 overseas sales to dealers is now 28,000 units fewer than was shown on the November 1, 2000 issue of the schedule. Most of this reduction is attributable to European production cuts, which includes lower production of the Mondeo model because of a key component shortage resulting from flooding at a supplier's facility.

     Taking into account these production and sales reductions, Ford expects its fourth quarter 2000 earnings to be about 10 cents per share lower than current security analysts' estimates of about 85 cents per share for the fourth quarter.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation         Description                          Method of Filing
-----------         -----------                          ----------------

Exhibit 99.1        Ford Motor Company News
                    Release dated December 1, 2000       Filed with this Report

Exhibit 99.2        Ford Motor Company North American
                    Production and Overseas Sales
                    Schedule dated December 1, 2000      Filed with this Report



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                          FORD MOTOR CREDIT COMPANY
                                          -------------------------
                                          (Registrant)


Date:  December 1, 2000                   By: /s/ E. E. Smith-Sulfaro
                                              -----------------------
                                                  E. E. Smith-Sulfaro
                                                  Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 99.1               Ford Motor Company News Release of
                           Ford Motor Company
                           dated December 1, 2000

Exhibit 99.2               Ford Motor Company North American
                           Production and Overseas Sales
                           Schedule dated December 1, 2000




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